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                                                                    Exhibit 10.6

                          JUPITER COMMUNICATIONS, INC.

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made as of September __, 1999 by and among Jupiter Communications, Inc., a Delaware corporation (the "Company"), and the individuals and entities named as Stockholders on the signature pages hereof (the "Stockholders").

         WHEREAS, the Stockholders previously entered into that certain Third Amended and Restated Operating Agreement of Jupiter Communications, LLC, dated as of October 22, 1997 (the "Operating Agreement"), which provides for certain registration rights to be granted to the Stockholders;


         WHEREAS, in connection with the Company's proposed initial public offering, the Company will effect a merger (the "Merger") pursuant to which Jupiter Communications, LLC will be merged with and into the Company;


         WHEREAS, in connection with the Merger, the Stockholders will receive shares (the "Shares") of the common stock, par value $0.001 per share (the "Common Stock"), of the Company in exchange for the units of Jupiter Communications, LLC currently owned by the Stockholders; and

         WHEREAS, the Company now wishes to grant the Stockholders certain registration rights with respect to the Shares.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth herein, the Company and the Stockholders agree as follows:

         1. EFFECTIVE DATE. This Agreement shall become effective upon the consummation of the Merger.

         2. REGISTRATION RIGHTS.

                  (a) In the event that the Company contemplates a Public Offering (as defined below), the Company shall so notify the Stockholders in writing of its intention to do so at least thirty (30) days prior to the filing of the registration statement related to such Public Offering. Each Stockholder shall give written notice to the Company, within twenty (20) days of receipt of such notice from the Company, of such Stockholder's desire to have any of its Registrable Securities (as defined below) of the Company included in such registration statement and may, subject to the provisions of this Section 2, have its Registrable Securities so included. The Company shall file any required amendments of or supplements to any registration statement related to such Public Offering and otherwise use its best efforts to insure that such registration statement remains in effect under the Securities Act of 1933, as amended, until the earlier of the sale of all of the Registrable Securities included in the registration or the expiration of one hundred twenty (120) days from the effective date thereof.


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                  For purposes of this Section 2, a "Public Offering" shall mean a public offering by the Company of any class or classes of its securities under the Securities Act of 1933, as amended, provided that the aggregate gross proceeds of the offering of such securities (before reduction by underwriting commissions and other expenses of sale) exceed $15,000,000.

                  (b) "Registrable Securities" shall mean shares of Common Stock outstanding as of the date hereof or any equity securities into which such shares of Common Stock may be converted or exchanged and which are included in the registration statement being filed.

                  (c) If the Public Offering of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Stockholders as a part of the written notice given pursuant to
Section 2(a). In such event the right of a Stockholder to registration pursuant to Section 2(a) shall be conditioned upon the Stockholder's participation in such underwriting and the inclusion of the Stockholder's Registrable Securities in the underwriting to the extent provided herein. If the managing underwriter in such underwritten offering shall advise the Company that, due to marketing limitations or other industry-accepted criteria, it declines to include a portion or all of the securities requested by Stockholders and other persons with piggyback registration rights to be included in the registration statement, then all or a portion of the Registrable Securities requested for inclusion in the registration statement (and offering, if applicable) may be excluded from such registration statement (and offering, if applicable), in which case the number of securities included in the registration statement on behalf of persons other than the Company shall be allocated among the Stockholders and other holders of registration rights in proportion to the respective numbers of securities entitled to registration rights held by the Stockholders and other holders requesting registration. In such event the Company shall give the Stockholders prompt notice of the number of Registrable Securities excluded. Should a Stockholder propose to distribute the Company's securities through such underwriting, then the Stockholder shall (together with the Company and any others distributing their securities through such underwriting) enter into an underwriting agreement and related documents in customary form with the managing underwriter selected for such underwriting by the Company (or by any other person or entity who has demanded such registration), which may include, among other things, indemnification, lock-up and expense sharing provisions.

                  (d) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration whether or not any Stockholder or Stockholders have elected to include securities in such registration.

                  (e) The Stockholders will cooperate with the Company in all respects in connection with such registration statement, including, but not limited to, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities. It shall be a condition to the Company's obligations to include Registerable Securities that the Stockholder provide written information requested by the Company or the managing underwriter in a timely manner.


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                  (f) The Gartner Group, Inc. ("Gartner") hereby agrees that, for a period of one (1) year following the first of any Public Offerings, neither it or any Affiliate (as defined below) will acquire any additional shares of common stock or other equity securities of the Company, if immediately after such acquisition Gartner would own, directly or indirectly, more than thirty-two percent (32%) of any class of common stock or other equity securities of the Company.

                  For purposes of this Section 2(f), "Affiliate" shall mean, with respect to any Person, any other Person, directly or indirectly, controlling, controlled by, or under direct or indirect common control with, such Person. For the purposes of this definition: "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity; "control," when used with respect to any specified Person, shall mean the power to direct or cause the direction of management and policies of such Person, directly or indirectly, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise; and "controlling" and "controlled" shall have correlative meanings.

         3.       MISCELLANEOUS.

                  3.1 GOVERNING LAW. This Agreement shall be governed in all respects by the internal laws of the State of New York without regard to conflicts of laws principles. The parties expressly stipulate that any litigation under this Agreement shall be brought in the state courts of the County of New York, New York or in the United States District Court for the Southern District of New York. The parties agree to submit to the jurisdiction and venue of those courts.

                  3.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.


                  3.3 TRANSFER OR ASSIGNMENT RIGHTS. The rights granted to the Stockholders by the Company under this Agreement may only be transferred or assigned by the Stockholders to a transferee or assignee of any of the Shares if the Company is given notice by the Stockholders prior to the time of said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being transferred or assigned; the transferee or assignee of such rights assumes the obligations of the Stockholders under this Agreement, and provided that (i) the transfer is in connection with a transfer of all securities of the Company held by the transferor, (ii) the transferee after the transfer has an aggregate of at least 100,000 shares of the Registrable Securities (in either case, as adjusted for stock splits, stock dividends and events of a similar nature),
(iii) the transfer is from one Stockholder to another Stockholder, or (iv) the transfer or assignment is to constituent partners or stockholders who agree to act through a single representative.


                  3.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof


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and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that holders of a majority of the Shares (as adjusted for stock splits, stock dividends and similar events) may, with the prior written consent of the Company, waive, modify or amend on behalf of all holders, any provisions hereof.

                  3.5 NOTICES, ETC. All notices and other communications required or permitted in this Agreement shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid,
(b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed if to a Stockholder, at the Stockholder's address as set forth on Exhibit A hereto, if to the Company to the address set forth on the signature page hereto, or at such other address as a party may designate by ten days' advance written notice to the other party pursuant to the provisions above.

                  3.6 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any Stockholder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

                  3.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Stockholders, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                  3.8 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

                  3.9 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are


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used for convenience only and are not considered in construing or interpreting this Agreement.


                  3.10 TERMINATION OF RIGHTS GRANTED IN EARLIER AGREEMENT. Upon execution and delivery of this Agreement by the Company and the Stockholders, the registration rights granted to the Stockholders pursuant to the Operating Agreement shall be terminated and superseded by the rights granted in this Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         The foregoing agreement is hereby executed by each party as of the date set forth above.



                                           JUPITER COMMUNICATIONS, INC.


                                            By
                                               ---------------------------------
                                                Name:
                                                Title:



                                            THE STOCKHOLDERS:



                                            ------------------------------------
                                            Eugene DeRose




                                            ------------------------------------
                                            Kurt Abrahamson




                                            ------------------------------------
                                            Michael Fleischer



                                            ------------------------------------
                                            Joshua Harris



                                            ------------------------------------
                                            Richard Tahta



                                            ------------------------------------
                                            Joshua A. Weinreich


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                                            ------------------------------------
                                            Robert Weinreich



                                            ------------------------------------
                                            Narain Gehani



                                            ------------------------------------
                                            Robert Kavner



                                            ------------------------------------
                                            Ernest Abrahamson


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                                    EXHIBIT A


                              LIST OF STOCKHOLDERS


          NAME AND ADDRESS                     NUMBER OF SHARES
          ----------------                     ----------------
       Eugene DeRose                              2,393,478
       627 Broadway
       New York, NY  10012

       Kurt Abrahamson                            1,004,721
       627 Broadway
       New York, NY  10012

       Michael Fleisher                              29,905
       56 Top Gallant Road
       Stamford, CT  06904-2212

       Joshua Harris                              1,070,595
       600 Broadway
       New York, NY  10012

       Richard Tahta                                118,391
       68 Kensington Church Street
       London W8 4BY U.K.

       Joshua A. Weinreich                          971,221
       27 Glen Oaks Avenue
       Summit, NJ  07901

       Robert Weinreich                               8,475
       1323 Anchor Court
       Orlando, Florida  32804

       Narain Gehani                                148,711
       25 Beverly Road
       Summit, NJ  07901

       Robert Kavner                                200,000
       6331 San Ignacio Avenue
       San Jose, CA  95119



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
          NAME AND ADDRESS                     NUMBER OF SHARES
          ----------------                     ----------------
       Ernest Abrahamson                            845,335
       16 Sutton Place
       New York, NY

       Gartner Group, Inc.                        4,028,503
       P.O. Box 10212
       56 Top Gallant Road
       Stamford, CT


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